Exhibit 10.5

股权质押合同

Equity Pledge Contract

甲方（出质人）：

Party A (Pledgers):

1. 吴计笋，男，一位中国公民，其身份证号码 ____________：

1. Wu Ji Sun, male, a Chinese citizen with Chinese Identification No.: ____________ ; and

2. 谭宏亮，男，一位中国公民，其身份证号码：____________

2. Tan Hong Liang, male, a Chinese citizen with Chinese Identification No.: 440602198001290913 and

3. 苏茂玲，女，一位中国公民，其身份证号码：____________

3. Su Mao Ling, female, a Chinese citizen with Chinese Identification No.: ____________; and

4. 梁颂海，男，一位中国公民，其身份证号码：____________

4. Liang Songhai, male, a Chinese citizen with Chinese Identification No.: ____________ ;

系广州市合度信息技术有限责任公司（下称“合度公司”）的股东，分别持有股东百分比如下:

are shareholders of Guangzhou Hedu Information Technology Co., Ltd (hereinafter referred to as “HEDU”), respectively holding of the equity interests as follows:

1. 吴计笋持有63.54%股权。

1. Wu Ji Sun holding 63.54% of the equity interests.

2. 谭宏亮持有15.84%股权。

2. Tan Hong Liang holding 15.84% of the equity interests.

3. 苏茂玲持有10.62%股权。

3. Su Mao Ling holding 10.62% of the equity interests.

4. 梁颂海持有10%股权。

4. Liang SongHai holding 10% of the equity interests.

乙方（质权人）：

Party B (Pledgee):

智科(深圳)企业策划有限公司，系一家在深圳市福田区注册登记的外商独资公司，营业执照注册号：91440300MA5EP16U1Y。

Zhi Ke (ShenZhen) Corporate Marketing Co., Ltd, a wholly foreign-owned company registered in FuTian District of Shenzhen City, with the business license number of 91440300MA5EP16U1Y.

本股权质押合同于2017年12月27日在深圳市福田区签署。

This equity pledge contract is executed in FuTian District of Shenzhen City on December 27, 2016

鉴于：

1.乙方与合度公司签订了独家业务合作协议及相关协议，为保护乙方利益，甲方同意将其拥有的合度公司100%股权质押给乙方；

1. Party B has signed an exclusive business cooperation agreement and relevant agreements with HEDU. In order to protect the interests of Party B, Party A agrees to pledge 100% of their equity interests in HEDU to Party B;

2.乙方同意接受甲方的股权质押。

2. Party B agrees to accept the equity pledge of Party A.

依照中华人民共和国相关法律和法规，协议各方本着平等互利原则，通过友好协商达成以下条款以资信守：

In accordance with the relevant laws and regulations of the People’s Republic of China, both parties hereby enter into the Contract based upon the following terms through friendly negotiation for mutual compliance:

第一条: 担保义务

Article 1: Security duty

质押的股权应保证合度公司（和/或其股东）能够履行与乙方的独家业务合作协议及相关协议项下的义务；违反担保义务时，乙方有权依法处分质押股权及其他派生权益。

The pledged equity interests shall ensure HEDU (and/or its shareholders) can fulfill the obligations under the exclusive business cooperation agreement and relevant agreements with Party B; when the security duty is violated, Party B shall be entitled to dispose the pledged equity interests and other derived rights and interests according to law.

第二条: 质物

Article 2: Pledged property

本合同所称的质物为现由甲方持有的合度公司100%股权及其派生的权益（系指质押股权应得红利及其他收益）。

The pledged property as mentioned herein is the 100% of the equity interests of HEDU and other derived rights and interests which are currently held by Party A (dividends and other benefits from the pledged equity interests).

第三条: 担保义务的范围

Article 3: Scope of the security duty

担保义务的范围为乙方与合度公司、甲方参与签署的所有协议，包括但不限于独家业务合作协议中赋予乙方的权利和利益。

The scope of the security duty is limited to the rights and interests granted to Party B under the exclusive business cooperation agreement and relevant agreements signed by Party B, HEDU and Party A.

第四条: 出质人声明

Article 4: Statement of pledgers

1.出质人是质押股权的合法持有人，出质人的股权质押行为已经合度公司股东会全体股东表决通过。

1. The pledgers are lawful holders of the pledged equity interests. The equity pledge behavior has been approved by voting of all shareholders at a shareholders’ meeting of HEDU.

2.在签署本合同前，出质人未曾将本质押股权质押给任何第三人，同时本质押股权未有被法院冻结及其他有损股权完整的情况。

2. Before signing the Contract, the pledgers did not pledge the pledged equity interests to any third party, the pledged equity interests were not frozen by a court and there were no other circumstances that damage the equity interests.

3.除非质权人事先书面同意，出质人将不转让或以任何其他方式处置质押股权。

3. Without the prior written consent of the pledgee, the pledgers shall not transfer or otherwise dispose the pledged equity interests.

第五条: 质押流程和质押登记

Article 5: Pledge process and pledge registration

在本合同签署后5个工作日内，合同当事方应在深圳市工商管理等部门办理与质押股权有关的质押登记手续。

Within 5 working days upon signing of the Contract, the parties hereto shall go through pledge registration procedures on the pledge equity interests with the industrial and commercial administration authority of Shenzhen and other authorities

第六条: 质押股权的转让

Article 6: Transfer of the pledged equity interests

未经乙方书面同意，甲方不得转让质押的股权。

Without the written consent of Party B, Party A shall not transfer the pledged equity interests.

第七条: 本合同自各方签字、盖章并经工商部门登记后生效。

Article 7: The Contract shall come into effect upon signed and sealed by the parties hereto and registered with the industrial and commercial administration authority.

第八条: 适用法律

Article 8: Applicable law

本合同的执行、效力、解释和履行，及由本合同产生的争议的解决，均适用中华人民共和国法律。

The execution, effectiveness, interpretation and performance of the Contract and the settlement of the disputes arising therefrom shall be applicable to the law of the People’s Republic of China.

第九条: 违约责任

Article: 9 Responsibility for breach of contract

本合同生效后，协议各方应全面履行约定的义务；如未能履行本合同约定的义务，无论从单个或整体上，均应视为违约，违约方应赔偿因违约造成的非违约方的损失。

After the Contract comes into effect, the parties hereto shall fully fulfill their obligations as agreed; if they fail to do so, whether unilaterally or bilaterally, it shall be deemed as breach of the contract, and the breaching party shall compensate for the losses caused thereby to the non-breaching party.

第十条 争议解决

Article: 10 Settlement of disputes

因本合同产生的任何争端应首先通过友好协商解决，协商未果的，任何一方均有权将争议提交至华南国际经济贸易仲裁委员会裁决，仲裁地点是深圳。仲裁裁决是最终结果并对各方具有约束力。

Any dispute arising from execution of the Contract shall be firstly settled through friendly negotiation. If such negotiation fails, any party shall have the right to submit the dispute to South China International Economic and Trade Arbitration Commission for arbitration. The place of arbitration is in Shenzhen. The arbitration award shall be final and binding upon both parties.

第十一条: 其他

Article 11: Miscellaneous

本合同一式七份，甲乙双方各持一份、合度公司持一份、另一份交工商行政管理机关办理登记手续。

The Contract is executed in seven counterparts, with Party A and Party B for each holding one, HEDU holding one, and the industrial and commercial administration authority holding one for handling registration procedures.

本合同以中文和英文书就具有同等效力。中英文版本如有冲突，应以中文版为准。

This Agreement shall be written in both Chinese and English language with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下为签署页]

[Signature page to follow]

有鉴于此，甲乙双方已使得经其授权的代表于文首所述日期签署了本股权质押合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Contract as of the date first above written.

甲方： 吴计笋,谭宏亮,苏茂玲,梁颂海

Party A: Wu Ji Sun, Tan Hong Liang, Su Mao Ling, Liang SongHai

签署：
By:	/s/ Wu Ji Sun
名字：	吴计笋

Name:	Wu Ji Sun

签署：
By:	/s/ Tan Hong Liang
名字：	谭宏亮

Name: Tan Hong Liang

签署：
By:	/s/ Su Mao Ling
名字:	苏茂玲

Name:	Su Mao Ling

签署：

By:	/s/ Liang SongHai
名字:	梁颂海
Name:	Liang SongHai

乙方： 智科(深圳)企业策划有限公司

Party B: Zhi Ke (ShenZhen) Corporate Marketing Co., Ltd

签署：
By:	/s/ Luo Ping
姓名：	罗萍

Name:	Luo Ping
职务：	法定代表人

Title:	Legal Representative